UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001673542
Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

New York	333-206847-02	38-3991430 38-3991431 38-7145130
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(980) 388-7451
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

                The Le Meridien Cambridge MIT Mortgage Loan and the Princeton Pike Corporate Center Mortgage Loan which constituted approximately 2.4% and 2.3%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2016, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 transaction, filed as Exhibit 4.7 to the Current Report on Form 8-K filed on June 7, 2016 (the “MSBAM 2016-C28 PSA”).  Effective August 26, 2020, pursuant to Section 6.03 of the MSBAM 2016-C28 PSA, C-III Asset Management LLC (“C-III”) has transferred substantially all of its assets to Greystone Servicing Company LLC (“Greystone Servicing”), a Delaware limited liability company, which, as the successor to C-III, has assumed all of the rights, duties and obligations of C-III as special servicer under the MSBAM 2016-C28 PSA.

                In the interest of transaction management, this Form 8-K is being filed to record that, effective as of August 26, 2020, the Le Meridien Cambridge MIT Mortgage Loan and the Princeton Pike Corporate Center Mortgage Loan will be specially serviced, if necessary, pursuant to the MSBAM 2016-C28 PSA, by Greystone Servicing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  August 26, 2020